V E R I T E X Earnings Presentation Second Quarter 2018 July 24, 2018

Safe Harbor Statement NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation or an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended. NON‐GAAP FINANCIAL MEASURES Veritex reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes thatcertainnon‐ GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non‐GAAP measures to measure the Company’s performance and believes that these non‐GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP. Non‐GAAP financial measures should be viewed in addition to, and not as an alternative for, Veritex’s reported results prepared in accordance with GAAP. The following are the non‐GAAP measures used in this presentation: • core net interest income adjusts net interest income as determined in accordance with GAAP to exclude income recognized on acquired loans • core noninterest income adjusts noninterest income as determined in accordance with GAAP to exclude gain on sale of disposed branch assets • core noninterest expense adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development costs • core income tax expense adjusts income tax expense as determined in accordance with GAAP to exclude the tax impact of the adjustments to core net interest income and core noninterest expense, the re‐measurement of our deferred tax asset as a result of the Tax Act and the tax impact of other corporate development discrete items • core net income adjusts net income as determined in accordance with GAAP to exclude the impact of income recognized on acquired loans, corporate development costs and the tax impact of the adjustments to core net interest income and core noninterest expense, exclude the re‐measurement of our deferred tax asset as a result of the Tax Act and exclude the tax impact of other corporate development discrete items • core diluted earnings per share (EPS) divides (i) core net income by (ii) weighted average diluted shares of common stock outstanding for the applicable period • core efficiency ratio is determined by dividing core noninterest expense by the sum of core net interest income and noninterest income • core net interest margin is determined by dividing core net interest income by average interest‐earning assets • core return on average assets is determined by dividing core net income by average assets • tangible common equity is defined as total stockholders’ equity less goodwill and other intangible assets • tangible assets is defined as total assets less goodwill and other intangible assets • tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • tangible book value per common share is determined by dividing tangible common equity by common shares outstanding Please see Reconciliation of Non‐GAAP Financial Measures at the end of this presentation for a reconciliation to the nearest GAAP financial measure. 2

Forward Looking Statements This presentation contains certain forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements include information regarding the Company’s future financial performance, business and growth strategy, projected plans and objectives, and related transactions, integration of the acquired businesses, ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward‐ looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections about the Company and its subsidiaries, any of which may change over time and some of which may be beyond the Company’s control. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward‐looking in nature and not historical facts, although not all forward‐looking statements include the foregoing. Further, certain factors that could affect our future results and cause actual results to differ materially from those expressedintheforward‐ looking statements include, but are not limited to whether the Company can: successfully implement its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continue to sustain internal growth rate; provide competitive products and services that appeal to its customers and target market; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which the Company operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; the Company's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; changes in market interest rates may increase funding costs and reduce earning asset yields thus reducing margin; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of the Company's investment securities portfolio; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in our loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of the Company's operations including changes in regulations affecting financial institutions, including the Dodd‐Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; the Company's ability to comply with applicable capital and liquidity requirements, including our ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and, the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters including terrorist attacks; and achieve its performance goals. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Special Cautionary Note Regarding Forward‐Looking Statements” and “Risk Factors” in Veritex’s Annual Report on Form 10‐K filed with the SEC on March 14, 2018 and any updates to those risk factors set forth in Veritex’s subsequent Quarterly Reports on Form 10‐Qor Current Reports on Form 8‐K. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward‐looking statements. Any forward‐looking statement speaks only as of the date on which it is made, and Veritex does not undertake any obligation to publicly update or review any forward‐looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Veritex cannot assess the impact of each factor on Veritex’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward‐looking statements. All forward‐looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward‐looking statements that Veritex or persons acting on Veritex’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 3

Second Quarter 2018 Accomplishments  Strong loan growth of $102.8 or 17.8% annualized compared to prior  quarter STRATEGIC GROWTH  Record new loan commitments for the quarter of $443.1 million and  continued to build strong pipeline  Tangible book value per share(1) increase of $0.49 over prior quarter  and $0.89 since December 2017 representing 95% of the tangible  CAPITAL STEWARDSHIP book prior to acquisitions at June 30, 2018  Core EPS (1), return on assets and efficiency ratio continue to improve  representing record highs for the Company  Successfully completed the system conversion of the acquired Liberty  OPERATIONAL  Bancshares, Inc.  EXCELLENCE  Continued efforts to upgrade IT network and security infrastructure  Remain committed to provide “Best Place to Work” experience CULTURE  Made good on our commitment to increase employee stock  ownership through distributions of shares and increased ESOP match (1) Tangible book value per share and core earnings per share are non‐GAAP financial measures. For a reconciliation of these non‐GAAP financial measures to their comparable GAAP measures, see slides 12 and 13  of this presentation. 4

Second Quarter 2018 Financial Highlights

	As of and for the quarter ended				
	June 30,	Mar 31,	June 30,		
Selected financial data	**2018**	**2018**	**2017**	**Linked Q Δ**	**YoY Q Δ**
Total loans	$ 2,418,908	$ 2,316,089	$ 1,122,468	4.4 %	115.5%
Total deposits	2,490,418	2,493,794	1,211,107	-0.1	105.6
Total assets	3,133,627	3,063,319	1,508,859	2.3	107.7
Total capital	508,441	497,433	247,602	2.2	105.3
Tangible common equity[1]	329,512	317,376	218,566	3.8	50.7
Selected profitability	**2018**	**2017**	**2017**	**Linked Q Δ**	**YoY Q Δ**
Net interest income	$ 27,624	$ 29,102	$ 12,376	-5.1%	123.2%
Noninterest income	2,592	2,781	1,766	-6.8	46.8
Noninterest expense	16,169	17,306	7,782	-6.6	107.8
Core noninterest expense[1]	14,705	15,728	7,589	-6.5	93.8
Net income available to common	10,193	10,388	3,615	-1.9	182.0
Core net income available to common[1]	9,906	8,968	3,653	12.4	175.9
Selected ratios	**2018**	**2017**	**2017**	**Linked Q Δ**	**YoY Q Δ**
Net interest margin	4.07 %	4.46 %	3.53 %	-8.7 %	15.3 %
Core net interest margin[1]	3.83	3.84	3.49	0.5	10.6
Reported diluted EPS	$ 0.42	$ 0.42	$ 0.23	$ 0.00	$ 0.19
Core diluted EPS[1]	0.40	0.37	0.23	0.04	0.18
Reported efficiency ratio	53.51 %	54.28 %	55.03 %	-1.4 %	-2.8 %
Core efficiency ratio[1]	51.50	57.22	54.18	-10.7	-6.0
Reported return on assets	1.34	1.41	0.97	-5.0	38.1
Core return on assets[1]	1.30	1.22	0.98	8.2	34.7

[1] As used in this presentation, tangible common equity, core net interest margin, core noninterest expense, core net income available to common, core diluted EPS, core efficiency ratio and core return on assets are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slides 12 and 13 of this presentation.

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Continued Growth of a Diversified Loan Portfolio For the period ended June 30, 2018, total loan balances increased $102.8 million, 4.4% or 17.8%  annualized, compared to March 31, 2018. Total Loans(1) Ending Balances As of June 30, 2018 $ in millions Energy $2,419  2% 1‐4 Family &  $2,260  Consumer 12% Commercial  Commercial  & Industrial Real Estate 27% 59% $992  $821  $603  $495  $398  $298  • Second quarter loanyield is 5.55% • Loan yield includes 28 basis points of purchase  discount accretion relating to acquired loans • Excluding the impact of accretion, core loan  yield is 5.27% for 2Q18 vs 5.03% for 1Q18 (1) Total loans does not includes loans held for sale and deferred fees. 6

Payoffs, Pay‐downs and New Commitments Quarter‐end Loan Balances Dollars in millions versus New Commitments $443 $276 $358 $163 $225 $164 $158 $131 $2,316 $2,419 $125 $1,908 $2,260 $928 $927 $992 $1,021 $1,122  2Q2016  3Q2016  4Q2016  1Q2017  2Q2017  3Q2017  4Q2017  1Q2018  2Q2018  QTR End Balances  New Commitments Payoffs and Pay Downs versus Loan Balances 12% 10% 11% 8% 9% 8% 7% 6% 5% $260 $211 $202 $107 $106 $104 $67 $82 $73   2Q2016   3Q2016   4Q2016   1Q2017   2Q2017   3Q2017   4Q2017   1Q2018  2Q2018  Total Payoffs / Pay‐downs  Pay downs/offs % of ending balances 7

Strong Credit Quality 0.33% Nonperforming Loans to Total Loans 0.23% 0.20% 0.18% 0.07% 0.08% 0.02% 2012 2013 2014 2015 2016 2017 2Q2018 0.21% Net Charge‐offs to Average Loans 0.08% 0.06% 0.03% 0.02% 0.01% 0.00% 2012 2013 2014 2015 2016 2017 2018 8

Deposit Mix For the period ended June 30, 2018, total deposits decreased $3.4 million, or 0.1%, from balances at  period ended March 31, 2018. Total Funding Sources Total Deposits As of June 30, 2018 Ending Balances $ in millions $2,490  Time $2,343  17% Now/Savings Noninterest‐bearing 7% 25% Wholesale/Borrowed Money Market 9% 27% $1,120  $868  Correspondent  $639  Money Market $574  $448  15% $365  Second quarter average rates: • Interest‐bearing deposits of 1.39% • Total cost of funds of 1.09% . 9

Core Net Interest Income and Margin Growth Quarterly Net Interest Trend (1) Core net interest income Core net interest margin 3.84% 3.83% 3.75% 3.66% 3.42% 3.49% 3.19% $25,960 $22,795  $25,092 $18,492  $10,459  $11,198  $12,241  4Q16 1Q2017 2Q2017 3Q2017 4Q2017 1Q18 2Q18 Quarterly Average Earning Asset Mix Interest‐bearing deposits  Investment Securities Loans in other banks 10% 8% 9% 9% 6% 6% 5% 9% 82% 84% 86% 86% Average  yield/rate 3Q2017 4Q2017 1Q2018 2Q2018 Loans(1) 4.85% 4.93% 5.03% 5.27% Deposits 0.86 0.93 1.00 1.39 (1)Excludes 15 bps, 58 bps, 72 bps and 25 bps of income recognized on acquired loans for 3Q2017, 4Q2017, 1Q2018, and 2Q2018, respectively. See Reconciliation of Non‐GAAP Financial Measures for a reconciliation of  core net interest income and core net interest margin on slide 12. 10

Impact of Acquisitions on Q2 2018 The effects of purchase accounting including accretion income on acquired loans, corporate  development costs, and the impact of fair value measurement continued to impact results in the second  quarter 2018. These items are isolated below: For the three months ended June 30, 2018 ABCDEA‐B‐C‐D‐E Purchase  Corporate  Tax Act Re‐ One‐time  Total  accounting  development measurement  issuance of 50  Income/Expense   Income/Expense  accretion  and other  impact from  shares to all  less adjustments (as reported) income on  related  fair value  employees acquired loans expenses adjustments Dollars in thousands Net interest income  $        27,624  ($1,664)    $               ‐ $             ‐ $             ‐ $    25,960 Noninterest income  2,592 ‐ ‐‐‐2,592  Noninterest expense  16,169 ‐(421) (1,043) ‐ 14,705  Income tax expense 2,350 (336) 85 211 127 2,437 11

Reconciliation of Non-GAAP Financial Measures

(Dollars in Thousands, Except Per Share)

The Company's management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. The Company has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below.

		As of or For the Quarter Ended				
		June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
	Net interest income (as reported)	**27,624**	**$ 29,102**	**$ 25,750**	**$ 19,129**	**$ 12,376**
Adjustment:	Income recognized on acquired loans	(1,664)	(4,009)	(2,955)	(637)	(135)
	Core net interest income	**25,960**	**25,093**	**22,795**	**18,492**	**12,241**
	Provision for loan losses (as reported)	**1,504**	**678**	**2,529**	**752**	**943**
	Noninterest income (as reported)	**2,592**	**2,781**	**2,298**	**1,977**	**1,766**
Adjustment:	Gain on sale of branch locations	-	(388)	-	-	-
	Core noninterest income	**2,592**	**2,393**	**2,298**	**1,977**	**1,766**
	Noninterest expense (as reported)	**16,169**	**17,306**	**15,035**	**12,522**	**7,782**
Adjustment:	Sublease one-time consent fee, net	-	(1,071)	-	-	-
	Branch closure expenses	-	(172)	-	-	-
	One-time issuance of shares to all employees	(421)	-	-	-	-
	Corporate development and other related expenses	(1,043)	(335)	(1,018)	(1,391)	(193)
	Core noninterest expense	**14,705**	**15,728**	**14,017**	**11,131**	**7,589**
	Core net income from operations	**12,558**	**11,080**	**8,547**	**8,586**	**5,475**
	Income tax expense (as reported)	**2,350**	**3,511**	**7,227**	**2,650**	**1,802**
Adjustment:	Tax impact of adjustments	-40	(579)	(678)	264	20
	Deferred tax asset re-measurement due to Tax Act	127	(820)	(3,051)	-	-
	Other corporate development discrete tax items	-	-	(398)	-	-
	Core income tax expense	**2,437**	**2,112**	**3,100**	**2,914**	**1,822**
	Net income (as reported)	**10,193**	**10,388**	**3,257**	**5,182**	**3,615**
	Core net income	**9,906**	**8,968**	**5,447**	**5,672**	**3,653**
	Core net income available to common stockholders	**9,906**	**$ 8,968**	**$ 5,447**	**$ 5,630**	**$ 3,653**
	Weighted average diluted shares outstanding	24,546	24,539	23,524	20,392	15,637
	Earnings Per Share					
	Diluted earnings per share (as reported)	$ 0.42	$ 0.42	$ 0.14	$ 0.25	$ 0.23
	Core diluted earnings per share	0.40	0.37	0.23	0.28	0.23
	Efficiency Ratio					
	Efficiency Ratio (as reported)	53.51%	54.28%	53.60%	59.33%	55.03%
	Core Efficiency Ratio	51.50%	57.22%	55.86%	54.38%	54.18%
	Net Interest Margin					
	Net interest margin (as reported)	4.07%	4.46%	4.24%	3.78%	3.53%
	Core net interest margin	3.83%	3.84%	3.75%	3.66%	3.49%
	Net Interest Margin					
	Return on average assets (as reported)	1.34%	1.41%	0.48%	0.94%	0.97%
	Core return on average assets	1.30%	1.22%	0.80%	1.02%	0.98%

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Reconciliation of Non-GAAP Financial Measures

(Dollars in Thousands, Except Per Share)

The Company's management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. The Company has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below.

	For the Three Months Ended				
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Tangible Common Equity					
Total stockholders' equity	$ 508,441	$ 497,433	$ 488,929	$ 445,929	$ 247,602
Adjustments:					
Goodwill	(161,447)	(161,685)	(159,452)	(135,832)	(26,865)
Intangible assets	(17,482)	(18,372)	(22,165)	(10,531)	(2,171)
Total tangible common equity	$ 329,512	$ 317,376	$ 307,312	$ 299,566	$ 218,566
Tangible Assets					
Total assets	$ 3,133,627	$ 3,063,319	$ 2,945,583	$ 2,494,861	$ 1,508,589
Adjustments:					
Goodwill	(161,447)	(161,685)	(159,452)	(135,832)	(26,865)
Intangible assets	(17,482)	(18,372)	(22,165)	(10,531)	(2,171)
Total tangible assets	$ 2,954,698	$ 2,883,262	$ 2,763,966	$ 2,348,498	$ 1,479,553
Tangible Common Equity to Tangible Assets	11.15%	11.01%	11.12%	12.76%	14.77%
Common shares outstanding	24,181	24,149	24,110	22,644	15,233
Book value per common share	$ 21.03	$ 20.60	$ 20.28	$ 19.69	$ 16.25
Tangible book value per common share	13.63	13.14	12.75	13.23	14.35

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